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                                                                    EXHIBIT 10.4

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                             STOCK PURCHASE WARRANT

         This Stock Purchase Warrant (the "Warrant") is issued as of this 31st day of March, 2001, by Beacon Education Management, Inc., a Delaware corporation (the "Company"), to KinderCare Learning Centers, Inc., a Delaware corporation ("Holder").

                                   AGREEMENT:

         Section 1.        Issuance of Warrant; Term; Replacement.

                  (a) Pursuant to the Second Amendment to Loan Agreement, dated as of March 31, 2001, by and between the Company and Holder (the "Amendment"), which amends that certain Equity Purchase and Loan Agreement, dated as of February 17, 2000 and amended as of September 28, 2000 (the "Loan Agreement", and together with the Amendment, the "Amended Agreement"), the Company hereby grants to Holder the right to purchase 50,000 shares of the Company's common stock, $0.01 par value per share (the "Common Stock").

                  (b) The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." Subject to Section 2.1(C) of the Amended Agreement, this Warrant shall be exercisable at any time and from time to time from the date hereof until November 15, 2004.

                  (c) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         Section 2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $5.80.

         Section 3. Exercise. This Warrant may be exercised by the Holder hereof (but only

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on the conditions hereafter set forth) in whole or in part upon delivery of written notice of intent to exercise to the Company at the address set forth in
Section 9, or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable by certified or cashier's check, immediately available funds or such other method mutually acceptable to the Company and the Holder. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

         Section 4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act or any state securities laws ("Blue Sky Laws"). The Holder acknowledges and agrees that this Warrant has been acquired for investment purposes and not with a view to distribution or resale in violation of the registration provisions of the Securities Act. This Warrant may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws; and transfer of Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS AND CONDITIONS ALL AS SET FORTH IN THE SHAREHOLDERS RIGHTS AGREEMENT DATED FEBRUARY 17, 2000, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

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The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

                  (b) Holder hereby agrees that the Warrant and the Shares will be subject to the provisions of the Shareholders Rights Agreement dated as of February 17, 2000, as such agreement may be amended from time to time (the "Stockholders' Agreement"), among the Company, Holder and the other stockholders of the Company signatory thereto.

                  (c) The Company covenants and agrees that all Shares that may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges, and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         Section 5. Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events enumerated in this
Section 5.

                  (a) Common Stock Reorganization. If the Company shall (i) subdivide or consolidate its outstanding shares of Common Stock (or any class thereof) into a greater or smaller number of shares; (ii) pay a dividend or make a distribution on its Common Stock (or any class thereof) in shares of its capital stock; or (iii) issue by reclassification of its Common Stock (or any class thereof) any shares of its capital stock (any such event described in clauses (i), (ii), or (iii) being called a "Common Stock Reorganization"), then the Exercise Price and the type of securities for which this Warrant is exercisable shall be adjusted immediately such that the Holder thereafter shall be entitled to receive upon exercise of this Warrant the aggregate number and type of securities that it would have received if this Warrant had been exercised immediately prior to such Common Stock Reorganization.

                  (b) Capital Reorganizations. If there shall be (i) any consolidation, merger, or amalgamation of the Company with another person or entity or any acquisition of capital stock of the Company by means of a share exchange in which the Company is not the continuing corporation or a reverse triangular merger in which the Company is the continuing corporation but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (ii) any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or (iii) any reorganization of the Company other than a Common Stock Reorganization (any such event being called a "Capital Reorganization"), then, as a part of such Capital Reorganization, lawful provision shall be made so that the Holder of this Warrant shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant and payment of the Exercise Price then in effect, the

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kind and amount of shares of stock and other securities and property (including cash) that the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall assume by a supplemental agreement, satisfactory in form, scope, and substance to the Holder (which shall be mailed or delivered to the Holder of this Warrant at the last address of such Holder appearing on the books of the Company) the obligation to deliver to such Holder such shares of stock, securities, cash, or property as, in accordance with the foregoing provisions, such Holder may be entitled to purchase after giving effect to the Capital Reorganization, and all other obligations of the Company set forth in this Warrant.

         Section 6. Warrant Transfer Provisions. Subject to the provisions of Section 4 and the Stockholders' Agreement, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer and by the execution by such transferee of an investment letter in a form reasonably satisfactory to the Company. Upon such presentation for transfer and receipt of such investment letter, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses in connection with the preparation, issuance and delivery of Warrants under this Section 6; provided, however, that the Holder shall reimburse the Company for any out-of-pocket expenses incurred by the Company in connection with such issuance. Any transfer of this Warrant is registrable at the office or agency of the Company referred to in Section 9 below by the Holder in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

         Section 7. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 8. Certain Notices. In case at any time the Company shall propose to:

                  (a)      declare any cash dividend upon its Common Stock;

                  (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

                  (c) effect a Common Stock Reorganization or engage in a Capital Reorganization; or

                  (d) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company;

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then, in any one or more of said cases, the Company shall give, by certified or registered mail, (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such Common Stock Reorganization, Capital Reorganization, dissolution, liquidation or winding up, and (ii) in the case of such Common Stock Reorganization, Capital Reorganization, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Common Stock Reorganization, Capital Reorganization, dissolution, liquidation or winding up, as the case may be.

         Section 9. Notices. Except as otherwise specified herein, all notices, requests, demands, and other communications to or upon the parties hereto shall be in writing or by tested or otherwise authenticated telecopier, telex, telegram, or cable and shall be deemed to have been duly given or made two business days after deposit in the mails, certified and postage prepaid, or transmitted by telecopier or telex or delivered to the telegraph office, addressed to the party to which such notice, request, demand, or other communication is requested or permitted to be given or made hereunder at the addresses set forth below (or to any telecopier or telex number published as belonging to such party at such address) or at such other address of which such party shall have notified in writing the other parties hereto.

                     If to Investor:        KinderCare Learning Centers, Inc.
                                            c/o Eva M. Kripalani
                                            Vice President and General Counsel
                                            650 NE Holladay, Suite 1400
                                            Portland, Oregon 97232
                                            Facsimile No. (503) 872-1391

                     With a copy to:        Stoel Rives LLP
                                            900 SW Fifth Avenue, Suite 2300
                                            Portland, Oregon 97204
                                            Attn:  Gary R. Barnum, Esq.
                                            Facsimile No. (503) 220-2480

                  If to the Company:        Beacon Education Management LLC
                                            112 Turnpike Road, Suite 107
                                            Westborough, Massachusetts 01581
                                            Attn:  William R. DeLoache, Jr.
                                            Facsimile No. (615) 352-1776

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                     With a copy to:        Bass, Berry & Sims PLC
                                            315 Deaderick Street, Suite 2700
                                            Nashville, Tennessee 37238-0003
                                            Attn:  Howard H. Lamar III
                                            Facsimile No. (615) 742-6293

         Section 10. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

         Section 11. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without regard to its conflict of laws rules.

         Section 12.       Miscellaneous.

                  (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

                  (b) Descriptive Headings. The descriptive headings of the several Paragraphs of this Warrant are inserted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

                  (c)      Successors and Assigns. Subject to the provisions of
Section 5 hereof, this Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets or capital stock.



                            [Signature Page Follows]



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         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                            BEACON EDUCATION MANAGEMENT, INC.,
                                            a Delaware corporation


                                            By: /s/ William R. DeLoache, Jr.
                                                --------------------------------
                                            Title: Chairman


                                            HOLDER:

                                            KinderCare Learning Centers, Inc.


                                            By: /s/ David J. Johnson
                                                --------------------------------
                                            Title: Chairman and CEO